RenaissanceRe Holdings Ltd. Investor Presentation February 2008 Exhibit 99.2

Table of Contents Consistent Strategy Identifying Opportunities Leveraging Our Franchise Enterprise Risk Management Hurricane Risk Mitigation Well-Positioned for the Future

Our focus and strategy remain the same
We focus on four key business areas:
Property Cat Reinsurance
Specialty Reinsurance
Individual Risk
Joint Ventures and Strategic Investments
Four core strategies are key to our success:
Superior risk selection – underwriting discipline, proprietary tools, risk management culture
Superior marketing – to get the business that we select
Superior capital management – to match capital with risk
Superior joint ventures- to maximize capital efficiency for clients, capital providers and RNR shareholders

Key Competitive Advantages
Discipline - Disciplined underwriter with proven track record in hard and soft markets; history of identifying market inefficiencies
Talent & Culture - Experienced management team; risk management culture;
shared strategic vision
Use Of Technology – Proprietary models to analyze and aggregate risk; large databases to support decision making; recognize limits of modeling
Relationships - Excellent customer and broker relationships; recognized market leader; focus on adding value
Capital - Strong capitalization; strong loss reserves; multiple channels by which to access capital; disciplined capital management

Table of Contents Consistent Strategy Identifying Opportunities Leveraging Our Franchise Enterprise Risk Management Hurricane Risk Mitigation Well-Positioned for the Future

While our strategy will remain consistent,
our business focus will evolve
We operate today with the same culture and principles as when the company was formed
By staying disciplined and focused we have been able to leverage our approach to build a more diversified business model
We will continue to evaluate new opportunities and hope to add additional franchises, but are committed to maintaining our culture and our standards for growing book value per share
We will only add businesses that we believe will earn attractive risk-adjusted returns and will exit businesses that no longer do the same

Market Opportunity
Credible Data/ Decision Support Tools
Cultural Fit

7 We screen new opportunities with a consistent framework We look for new business opportunities that meet our return hurdles and fit our business model.

We’ve used this approach to grow from a Cat company
to four successful business units
0
500
1,000
1,500
2,000
2,500
1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 *2008
proj.
RenRe Cat RenRe Specialty
Joint Venture Individual Risk
Projected as of Q1
Information concerning the reconciliation of Non-GAAP measures can be found at the end of this presentation.
*2008 projected Managed Catastrophe and Specialty Premiums are based on February 2008 premium estimates of managed catastrophe premiums down 10%, Individual Risk premiums down 5%  and specialty reinsurance premiums written down 25%.
Gross written managed premium

Table of Contents Consistent Strategy Identifying Opportunities Leveraging Our Franchise Enterprise Risk Management Hurricane Risk Mitigation Well-Positioned for the Future

We are leveraging off of our market-leading
franchise in Property Cat
•
Consistent pricing
•
Quick response
•
Customized products
•
Capacity for large lines
•
Advice on Cat risk management
•
Superior credit quality and
willingness to pay
•
Normal “open market” position
•
Plus preferred signings on open
market transactions
•
Plus private market transactions
•
Option to renew business
written for fully collateralized
vehicles
RNR delivers value
RNR gets preferred status

2001 Specialty Premium
$77 million
2007 Specialty Premium
$287 million
2005 Specialty Premium
$427 million
33%
41%
26%
32%
19%
19%
7%
11%
12%
14%
7%
43%
15%
13%
8%
Since 2001, we’ve built a more diversified Specialty portfolio while remaining disciplined in 2007’s softening market

Individual Risk premium has grown significantly since 2004, yet we remained disciplined in 2007’s softening market
$0
$100
$200
$300
$400
$500
$600
$700
$800
2004 2005 2006 2007 2008 proj.
Commercial Property
Personal Lines Property
Commercial Multi -Lines
Individual Risk Gross Written Premium
by Major Type of Business
Information concerning the reconciliation of Non-GAAP measures can be found at the end of this presentation.
*2008 projected premiums  are based on February 2008 premium estimates of  Individual Risk premiums down 5%.

Individual Risk is selectively focused
with a small group of partners
Our Individual Risk Unit is focused on high-margin primary insurance and quota share reinsurance where we evaluate the “Individual Risk” (i.e. underwriting policies as distinguished from portfolios)
We partner with other insurance companies and program managers
(intermediaries) who source the risk and provide back office support
We target a small number of partners with the following characteristics:
– Leaders in their classes of risk
– Large premium volume
– Efficient back offices
– Focused on data, systems and rigorous risk analytics
We are developing proprietary risk modeling tools to track and evaluate exposures

Ventures has developed three areas of competence
• Catastrophe Portfolio
Participation CPPs -
Participation in the results
of our Property Cat book
• Starbound I
& II (Florida)
• Timicuan Re (Florida)
• Cat Bonds
• Other
• Platinum (2002) – IPO spin-off
of St. Paul’s reinsurance
operations
• ChannelRe Holdings Ltd.
(2004) – Financial guarantee
reinsurer in partnership with
MBIA, Partner Re and Koch
Financial
• Tower Hill (2005) -
Recapitalization of Florida
primary insurance companies
• Top Layer Re
• DaVinci Re
• OPCat
Examples
• Custom packaging
and selling of risk
• Strategic investments to
capitalize upon market
dislocations
• Attractive businesses that we
prefer to invest in rather than
operate
• Continue to selectively
consider large deals or other
classes of business
• Leveraging RenRe’s
capabilities and reputation
as the leading Property Cat
reinsurer
• Very active role in the
management, oversight
and corporate governance
of the entities
Business
3) Customized Reinsurance 2) Strategic Investments 1) Property Cat Joint Ventures

The period following the 2004 and 2005 storms highlighted
the importance of Ventures’ role within RenaissanceRe
In 2006 and 2007 we executed four significant capital raises to bring capacity to our clients
Our joint venture track record since 1999 demonstrates RenaissanceRe’s ability to add value = generate alpha
DaVinci and Top Layer Re remain strategic components of our core business
Opportunistic joint ventures such as TimRe and Starbound
I
have produced >40%
returns to investors, Starbound II
is projected to return >40% to investors
We expanded on our inventory of relationships with investors and advisors
We believe that our reputation with our clients, the option value of the renewal business, the return we produced for our investors and the fee income will continue to benefit us for years into the future
We remain differentiated in our approach and the resources we dedicate which leaves us well positioned

Table of Contents Consistent Strategy Identifying Opportunities Leveraging Our Franchise Enterprise Risk Management Hurricane Risk Mitigation Well-Positioned for the Future

Why bother with ERM?
Good risk management can provide a significant competitive advantage
Avoiding surprises allows you to take better advantage of the opportunities created by dislocated markets
Communicating accurate expectations maintains your credibility with your key stakeholders
Disciplined measurement and aggregation of risk decreases the ‘mortality’ rate for your franchise
Good risk tools allow you to pursue the best opportunities in a very inefficient business

What does good ERM look like?
Corporate culture that embraces the goals of risk management
Expertise and tools to assess and evaluate risk-reward decisions
Robust systems and frameworks to measure and monitor the aggregation of risk
Defined tolerance for acceptable levels of risk; processes to avoid or eliminate certain types of risks
Focus on qualitative as well as quantitative aspects of risk; seek to manage operational risk; recognize the limits of quantitative modeling
Rough proxies for risk instead of ignoring risk
Constant process to enhance and improve; journey not a destination
Emphasis on performance vs. tolerances and modeled expectations rather than purely results
Regular communication about risk with key internal and external stakeholders
(management, rating agencies, board of directors)

Risk management is more than modeling
– management expertise and corporate culture are critical
Avoid
Surprises
Proactive
Response
to Market
Opportunities
Superior Risk Management
Highly talented
individuals
Underwriters
understand models
Clear accountability
Tight control
of authority
Peer review
Ownership mentality
REMS
©
Computer
System
Clean database
User friendly
system
Multiple vendor
models
Many unique
custom features
Management
Procedures
and Culture

Table of Contents Consistent Strategy Identifying Opportunities Leveraging Our Franchise Enterprise Risk Management Hurricane Risk Mitigation Well-Positioned for the Future

Hurricane risk mitigation -
Quantifying, managing catastrophic risk
RenaissanceRe has been investigating the damage patterns and economic impact of catastrophic storms for many years. By contributing to hurricane risk mitigation efforts, we are seeking to:
– Increase the resiliency of storm-exposed communities by introducing them to the most effective mitigation techniques and products
– Reduce the frequency of claims and the severity of the financial impact of storms to the (re)insurance industry
Our current hurricane risk mitigation efforts include:
– RenaissanceRe Wall of Wind
– AeroEdge™
– “StormStruck™”
– Hurricane Risk Mitigation Leadership Forum
If every home in Florida could be built to withstand
winds of up to 130 mph with minimal damage, we
believe that expected windstorm losses to the insurance
industry would be reduced by at least 80%.

22 RenaissanceRe Wall of Wind– A positive force for change

Table of Contents Consistent Strategy Identifying Opportunities Leveraging Our Franchise Enterprise Risk Management Hurricane Risk Mitigation Well-Positioned for the Future

$0
$5
$10
$15
$20
$25
$30
$35
$40
$45
$50
1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007
Our goal remains long-term growth in tangible book
value per share plus accumulated dividends
Tangible book value per share plus accumulated dividends has grown at an annualized rate of 17.5% from 1998 through 2007 – driven by a track record of strong Operating ROE
While the 2004 and 2005 results were disappointing, 2005’s result is consistent with our models that indicate we should expect to lose money every ten to fifteen years
-20%
-10%
0%
10%
20%
30%
40%
50%
Operating ROE*
Tangible Book Value Per Share plus
Accumulated Dividends*
* Information concerning the reconciliation of Non-GAAP measures can be found at the end of this presentation.

RenaissanceRe is well-positioned
As we approach our 15
th
anniversary, our balance sheet and capital base are
strong - our capital position is stronger than at any point in our history
Our organization has been strengthened with new talent, bringing unprecedented breadth of expertise
Our distinctive corporate culture remains a key competitive advantage
We continue to strengthen our position as the market leader in property cat reinsurance; ahead of peers on risk analytics
We view ourselves as a capital provider to our clients and provide capital principally in the form of reinsurance, alternative forms of capital are provided to meet clients’ evolving needs
We are well positioned for 2008 but we will remain disciplined and will not seek growth unless we find attractive opportunities

Safe Harbour Statement
Cautionary Statement under "Safe Harbor” Provisions of the Private Securities Litigation Reform
Act of 1995:
Statements made in this presentation contain information about the Company's future business prospects. These statements may be considered "forward-looking." These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2006 and its Form 10-Qs for the quarters ended March 31, 2007,
June 30, 2007 and September 30, 2007.
This presentation includes certain non-GAAP financial measures within the meaning of Regulation
G including "operating return on equity", "tangible book value per share plus accumulated dividends” and “gross written managed premium”. A definition of such measures and a reconciliation of these measures to the most comparable GAAP figures in accordance with
Regulation G is available in the Company's 2006, 2005, 2004 and 2003 Annual Reports and the
February 6, 2007, May 1, 2007, July 31, 2007, October 30, 2007 and February 5, 2008 Press
Releases which are located on the Company's website
www.renre.com.

RenaissanceRe Holdings Ltd. Renaissance House 8 – 20 East Broadway Pembroke, HM 19 Bermuda Tel: (441) 295-4513 www.renre.com